UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2023
Annual Report
to Shareholders
DWS New York Tax-Free Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
24	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Other Information
45	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
58	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS New York Tax-Free Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the Fund seeks income that is exempt from New York and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS New York Tax-Free Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging for the remainder of 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS New York Tax-Free Income Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS New York Tax-Free Income Fund posted a return for the 12 months ended August 31, 2023 of 1.64%. This return compares to 1.70% for the Fund’s benchmark, the Bloomberg Municipal Bond Index and 2.34% for the Fund’s secondary benchmark, the Bloomberg New York Exempt Municipal Bond Index. The average fund in the Morningstar Muni New York Long peer group returned 1.67% for the 12 months. For the same period, the broad taxable bond market returned –1.19%, as measured by the Bloomberg U.S. Aggregate Bond Index.
Entering the period, the U.S. Federal Reserve (Fed) had already begun to tighten monetary policy in the face of persistently high inflation by raising its benchmark overnight lending rate and ending its program of bond
Investment Strategy
The Fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.
Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. The Fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, and changes in supply and demand within the municipal bond market. When evaluating any individual security and its issuer, portfolio management may consider a number of factors including the security’s credit quality and terms, such as coupon, maturity date and call date, as well as the issuer’s capital structure, leverage and ability to meet its current obligations. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Municipal Bond Index, generally between five and nine years.

DWS New York Tax-Free Income Fund	|	5

purchases aimed at keeping longer-term borrowing costs low. The Fed would implement a series of sharp rate hikes that brought the fed funds target to a range of 4.25% to 4.50% by the end of 2022, its highest level since the fall of 2007. U.S. consumer price inflation peaked at 9.1% in June of 2022 before receding slightly over the remainder of the year.
Entering 2023, as inflation showed signs of moderating markets became increasingly optimistic that the Fed and other leading central banks were poised to stop raising interest rates. January saw Treasury yields ease off their recent highs on the outlook for easier monetary policy. On February 1, the Fed raised rates by a comparatively moderate 0.25%, to a target range of 4.50% to 4.75%.
March saw the failure of a handful of U.S. banks and the collapse of European giant Credit Suisse raise the prospect of a financial crisis. Municipal yields plummeted along with Treasury yields as the market factored in increased recession risks and anticipated an end to the Fed’s rate hiking cycle. At its March 23 meeting the Fed raised the fed funds target by 0.25% to a range of 4.75% to 5.0%. The rate hike was well-received by financial markets as a signal that the central bank believed the financial system remained on generally sound footing.
"Entering 2023, as inflation showed signs of moderating markets became increasingly optimistic that the Fed and other leading central banks were poised to stop raising interest rates.”
As the period progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%. With the U.S. economy and employment displaying surprising resilience in the face of its past tightening, the Fed would implement additional 0.25% increases at its early May and late July meetings, leaving fed funds at 5.25% to 5.50% at the end of August 2023.
While new issue supply was significantly lower relative to the prior 12 months, municipal market prices were generally pressured by outflows from tax-free mutual funds and ETFs. Demand from separately managed accounts continued to support high quality issues with maturities below

6	|	DWS New York Tax-Free Income Fund

10 years. For the 12 months, lower quality issues in the BBB and A ratings categories led municipal market performance versus AAA and AA issues.
Municipal Bond Yield Curve (as of 8/31/23 and 8/31/22)

Source: Refinitiv TM3 as of 8/31/23
Chart is for illustrative purposes only and does not represent any DWS product.
For the 12 months ended August 31, 2023, the two-year municipal bond yield went from 2.28% to 3.14%, the 10-year from 2.59% to 2.93%, and the 30-year from 3.29% to 3.88% (source: Thomson Reuters).
Positive and Negative Contributors to Fund Performance
In an effort to maintain portfolio duration and corresponding interest rate sensitivity in line with the Fund’s peer group, the Fund had an above benchmark stance with respect to duration. This positioning detracted from performance as the municipal yield curve moved higher with longer maturities experiencing the most significant price declines.
The Fund’s overall stance with respect to credit quality added to performance versus both its primary and secondary benchmarks.
Specifically, the Fund had overweight exposure to issues in the A and BBB ratings categories which outperformed higher quality issues.
In sector terms, positive contributors included overweights to corporate-backed issuers as well as to transportation-related bonds including those backed by airports, mass transit and toll roads. An overweight to the senior living sector detracted from performance.
Outlook and Positioning
The relative steepness of the municipal yield curve versus Treasuries and the fact that the 10-year municipal yield is only 71.3% of the comparable

DWS New York Tax-Free Income Fund	|	7

Treasury yield due partly to strong retail interest in shorter maturities support the Fund’s focus on longer maturities. Credit spreads for lower investment grade bonds look compelling in certain sectors when considering that credit fundamentals generally remain sound.
The Fund has been selling longer bonds that are priced closer to par due to their unattractive interest rate risk profile, while investing in the 15- to 30-year part of the curve with a premium coupon structure. The Fund has been selectively adding to lower quality and BBB issues when it makes sense. The focus on purchases has mainly been on new issues, which are coming to market at wider spreads.
New York is the nation’s fourth most populous state, accounting for 6% of the U.S. population and 8% of U.S. Gross Domestic Product in 2022. The state has a large and diverse economy with strong wealth levels. The state is currently rated Aa1 by Moody’s, AA+ by S&P, and AA+ by Fitch, with all ratings carrying a stable outlook. We view the state’s credit profile as stable.
New York experienced historic revenue growth during the post-pandemic recovery and these large operating surpluses allowed the state to build healthy reserves. Due to sound management, strong tax collections, and ample federal aid, the state has built its financial reserves to historic highs. These strong reserve levels should enhance the ability to address future fiscal uncertainty. The state has significantly reduced its personal income tax forecasts for fiscal years 2024 through 2027 due to weaker Wall Street bonus and capital gains income prospects. Recent revenue declines demonstrate the state’s dependence on high income taxpayers and the high paying financial service sector.
The return to the office in New York City remains a major source of concern as the city and the financial sector are key drivers of the state’s economy. Other challenges include the need to support the financially challenged Metropolitan Transportation Authority, high inflation, and a possible recession. Despite these challenges, we continue to view New York’s credit profile as stable. The state has a long history of closing budget gaps and managing through crises, and we expect the state to use this experience to successfully manage through ongoing revenue volatility and a possible recession.

8	|	DWS New York Tax-Free Income Fund

Portfolio Management Team
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2004.
—Joined DWS in 1989.
—Co-Head of Municipal Bond Department.
—BS, Pennsylvania State University; MS, Boston College.
Michael J. Generazo, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Joined DWS in 1999.
—BS, Bryant College; MBA, Suffolk University.
Allyson McCann, Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2022.
—Joined DWS in 2022 with 14 years of industry experience.
—Prior to joining DWS, Allyson served as portfolio manager focused on separately managed accounts at Breckenridge Capital Advisors, Columbia Threadneedle Investments, and BNY Mellon.
—BSBA, Suffolk University; MBA, MsF, Northeastern University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.
The Bloomberg New York Exempt Municipal Bond Index includes investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Morningstar Muni New York Long category consists of funds with at least 80% of assets in New York municipal debt, with an average duration of more than seven years.
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e.,

DWS New York Tax-Free Income Fund	|	9

assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Overweight means the Fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means the Fund holds a lower weighting.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

10	|	DWS New York Tax-Free Income Fund

Performance SummaryAugust 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
Unadjusted for Sales Charge	1.64%	0.95%	2.34%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.15%	0.38%	2.06%
Bloomberg Municipal Bond Index†	1.70%	1.52%	2.81%
Bloomberg New York Exempt Municipal Bond Index††	2.34%	1.39%	2.68%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
Unadjusted for Sales Charge	0.88%	0.19%	1.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.88%	0.19%	1.59%
Bloomberg Municipal Bond Index†	1.70%	1.52%	2.81%
Bloomberg New York Exempt Municipal Bond Index††	2.34%	1.39%	2.68%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
No Sales Charges	1.89%	1.18%	2.60%
Bloomberg Municipal Bond Index†	1.70%	1.52%	2.81%
Bloomberg New York Exempt Municipal Bond Index††	2.34%	1.39%	2.68%

Institutional Class	1-Year	Life of Class*
Average Annual Total Returns as of 8/31/23
No Sales Charges	1.90%	–2.04%
Bloomberg Municipal Bond Index†	1.70%	–1.88%
Bloomberg New York Exempt Municipal Bond Index††	2.34%	–1.69%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2022 are 0.90%, 1.69%, 0.73% and 0.68% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS New York Tax-Free Income Fund	|	11

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Institutional Class shares commenced operations on December 1, 2020.
†
Bloomberg Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

12	|	DWS New York Tax-Free Income Fund

††
The Bloomberg New York Exempt Municipal Bond Index includes investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than
$50 million.
The Advisor believes that the additional index (Bloomberg New York Exempt Municipal
Bond Index) reasonably represents the fund’s investment objective and strategies.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/23	$9.61	$9.61	$9.60	$9.60
8/31/22	$9.72	$9.72	$9.71	$9.71
Distribution Information as of 8/31/23
Income Dividends, Twelve Months	$.27	$.19	$.29	$.29
Capital Gain Distributions	$.0004	$.0004	$.0004	$.0004
August Income Dividend	$.0227	$.0157	$.0247	$.0247
SEC 30-day Yield‡	3.27%	2.61%	3.61%	3.61%
Tax Equivalent Yield‡	6.77%	5.40%	7.47%	7.47%
Current Annualized Distribution Rate‡	2.78%	1.92%	3.03%	3.03%

‡
The SEC yield is net investment income per share earned over the month ended
August 31, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 3.16%, 2.44%, 3.48% and 3.47% for Class A, Class C, Class S
and Institutional Class shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 51.7%
(combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.67%, 1.75%, 2.90% and 2.89% for Class A, Class C, Class S and
Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS New York Tax-Free Income Fund	|	13

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	8/31/23	8/31/22
Revenue Bonds	84%	82%
General Obligation Bonds	8%	5%
Lease Obligations	6%	11%
Variable Rate Demand Notes	1%	0%
Escrow to Maturity/Prerefunded Bonds	1%	2%
Other	0%	—
	100%	100%

Quality (As a % of Investment Portfolio)	8/31/23	8/31/22
AAA	13%	9%
AA	39%	38%
A	24%	30%
BBB	16%	16%
BB	1%	2%
B	0%	0%
Not Rated	7%	5%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	8/31/23	8/31/22
Effective Maturity	10.2 years	10.1 years
Modified Duration	7.3 years	7.1 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 58 for contact information.

14	|	DWS New York Tax-Free Income Fund

Investment Portfolioas of August 31, 2023

	Principal Amount ($)	Value ($)
Municipal Investments 98.8%
New York 95.9%
Albany, NY, Airport Authority Revenue:
Series B, AMT, 5.0%, 12/15/2025	1,400,000	1,429,600
Series B, AMT, 5.0%, 12/15/2026	500,000	517,039
Albany, NY, Capital Resource Corp., National Charter School Revenue, Equitable School Revolving Fund LLC:
Series D, 4.0%, 11/1/2046	1,500,000	1,332,707
Series D, 4.0%, 11/1/2051	1,000,000	862,522
Amherst, NY, Development Corp. Student Housing Facility Revenue, UBF Faculty-Student Housing Corp., Series A, 5.0%, 10/1/2045, INS: AGMC	1,000,000	1,038,518
Broome County, NY, Local Development Corp. Revenue, United Health Services Hospitals, Inc., Project, 4.0%, 4/1/2050, INS: AGMC	1,250,000	1,115,369
Broome County, NY, Local Development Corp., Revenue, Good Shepherd Village at Endwell Obligated Group, 4.0%, 7/1/2041	1,000,000	786,536
Buffalo & Erie County, NY, Industrial Land Development Corp., D’Youville College Project:
Series A, 4.0%, 11/1/2040	1,000,000	901,975
Series A, 4.0%, 11/1/2045	1,000,000	860,227
City of Long Beach, NY, General Obligation, Series B, 5.25%, 7/15/2042, INS: BAM	650,000	676,135
Dutchess County, NY, Local Development Corp. Revenue, Culinary Institute Of America Project:
4.0%, 7/1/2036	200,000	187,081
4.0%, 7/1/2037	200,000	183,125
4.0%, 7/1/2038	200,000	179,712
Dutchess County, NY, Local Development Corp. Revenue, Marist College Project, 5.0%, 7/1/2043	3,000,000	3,083,663
Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/1/2035, GTY: Goldman Sachs Group, Inc.	5,000,000	5,604,916
Long Island, NY, Electric System Revenue, Power Authority:
Series B, 5.0%, 9/1/2036	1,000,000	1,041,281
5.0%, 9/1/2039	1,000,000	1,052,208
5.0%, 9/1/2047	500,000	515,711
Series E, 5.0%, 9/1/2053	1,000,000	1,063,843
Monroe County, NY, Industrial Development Agency School Facility Revenue, Rochester City School District Modernization Project, 5.0%, 5/1/2027	1,500,000	1,604,693
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	15

	Principal Amount ($)	Value ($)
Monroe County, NY, Industrial Development Corp. Revenue, Rochester Regional Health Projects, Series A, 4.0%, 12/1/2046	1,000,000	832,895
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann’s Community Project, 5.0%, 1/1/2050	1,500,000	1,208,382
Monroe County, NY, Industrial Development Corp. Revenue, True North Rochester Preparatory Charter School Project, Series A, 144A, 5.0%, 6/1/2050	1,000,000	946,152
Monroe County, NY, Industrial Development Corp. Revenue, University of Rochester, Series A, 4.0%, 7/1/2050	1,000,000	925,579
Monroe County, NY, State General Obligation, 4.0%, 6/1/2029, INS: BAM	2,000,000	2,047,881
New York, Brookhaven Local Development Corp. Revenue, Jefferson’s Ferry Project, 5.25%, 11/1/2036	1,200,000	1,210,665
New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	1,500,000	1,492,155
New York, Buffalo & Fort Erie Public Bridge Authority, 5.0%, 1/1/2042	1,490,000	1,535,377
New York, Build New York City Resource Corp. Revenue, Academic Leadership Charter School Project, 4.0%, 6/15/2036	720,000	657,738
New York, Build New York City Resource Corp. Revenue, Classical Charter School Project, Series A, 4.75%, 6/15/2053	850,000	786,237
New York, Build New York City Resource Corp. Revenue, East Harlem Scholars Obligated Group, 144A, 5.75%, 6/1/2042	1,000,000	1,020,589
New York, Build New York City Resource Corp. Revenue, KIPP NYC Public School Facilities, 5.25%, 7/1/2052	1,000,000	1,006,409
New York, Build New York City Resource Corp. Revenue, New Dawn Charter School Project, 144A, 5.75%, 2/1/2049	1,000,000	913,036
New York, Build New York City Resource Corp. Revenue, The Children’s Aid Society Project, 4.0%, 7/1/2049	1,000,000	895,178
New York, Build New York City Resource Corp., Solid Waste Disposal Revenue, Pratt Paper, Inc. Project, 144A, AMT, 5.0%, 1/1/2035	750,000	757,980
New York, Genesee County Funding Corp., Rochester Regional Health Obligation, Series A, 5.25%, 12/1/2052	1,500,000	1,524,294
New York, Hudson Yards Infrastructure Corp., Series A, 5.0%, 2/15/2039	2,000,000	2,080,037
New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC, “3” , 2.8%, 9/15/2069	2,750,000	2,459,825
The accompanying notes are an integral part of the financial statements.

16	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)
New York, Metropolitan Transportation Authority Revenue:
Series 2012-G1, 3.95% (a), 9/1/2023, LOC: Barclays Bank PLC	250,000	250,000
Series E-1, 3.95% (a), 9/1/2023, LOC: Barclays Bank PLC	2,050,000	2,050,000
Series B, 4.0%, 11/15/2034	3,500,000	3,488,849
Series D1, 5.0%, 11/15/2043	1,000,000	1,022,765
Seies A2, 5.0% (b), 11/15/2045	2,665,000	2,830,902
New York, State Dormitory Authority Revenue, Non State Supported Debt, St. Joseph’s College:
Series A, 4.0%, 7/1/2031	500,000	494,189
Series A, 4.0%, 7/1/2032	500,000	491,995
Series A, 4.0%, 7/1/2033	500,000	489,727
Series A, 4.0%, 7/1/2035	500,000	479,363
Series A, 5.0%, 7/1/2030	500,000	527,720
New York, State Dormitory Authority Revenue, Non State Supported Debt, Teacher’s College, 5.0%, 7/1/2052	1,500,000	1,575,582
New York, State Dormitory Authority Revenue, Non-State Supported Debt:
Series 1, 5.0%, 1/15/2026	1,095,000	1,138,822
Series A, 5.0%, 7/1/2049	3,000,000	3,150,021
New York, State Dormitory Authority Revenue, Non-State Supported Debt, Iona College, Series A, 5.0%, 7/1/2051	500,000	498,065
New York, State Dormitory Authority Revenue, Non-Supported Debt, Columbia University, Series A, 5.0%, 10/1/2047	2,400,000	2,686,176
New York, State Dormitory Authority Revenue, State University:
Series A, 5.0%, 7/1/2048	1,145,000	1,180,518
Series A, Prerefunded, 5.0%, 7/1/2048	855,000	934,289
Series A, 5.0%, 7/1/2053 (c)	835,000	884,074
New York, State Dormitory Authority Revenue, Wagner College, 5.0%, 7/1/2047	2,000,000	1,951,657
New York, State Dormitory Authority Revenue, Yeshiva University, Series A, 5.0%, 7/15/2037	1,500,000	1,534,456
New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System, Series A, 5.0%, 5/1/2030	1,500,000	1,531,695
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Northwell Health System, Series A, 5.0%, 5/1/2052	1,000,000	1,028,697
New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center, Series A, 5.0%, 7/1/2033	360,000	372,975
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology, Series A, 5.0%, 7/1/2049	1,250,000	1,296,264
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	17

	Principal Amount ($)	Value ($)
New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series C, 5.0%, 10/1/2031, INS: AGC	20,000	20,025
New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Dormitory Facilities, Series A, 5.0%, 7/1/2038	1,000,000	1,048,251
New York, State Dormitory Authority Revenues, Non-State Supported Debt, The New School, Series A, 4.0%, 7/1/2052	1,500,000	1,287,327
New York, State Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	1,855,000	1,946,962
New York, State Dormitory Authority, Non-State Supported Debt, Series A, 5.25%, 10/1/2050, INS: AGMC	1,100,000	1,177,447
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series A, 4.0%, 3/15/2049	1,500,000	1,410,916
Series A, 5.0%, 3/15/2045	2,835,000	2,964,827
New York, State Environmental Facilities Corp., Casella Waste Systems Inc., Series R-2, 144A, AMT, 5.125% (b), 9/1/2050	250,000	250,242
New York, State Housing Finance Agency Revenue, Series C-2, 3.8% (b), 11/1/2062	1,000,000	989,790
New York, State Housing Finance Agency Revenue, 15 Hudson Yards Housing, Series A, 1.65%, 5/15/2039	1,748,011	1,221,986
New York, State Liberty Development Corp. Revenue, A World Trade Center Project:
Series A, 1.9%, 11/15/2031	200,000	170,721
“1", Series A, 3.0%, 9/15/2043	2,000,000	1,582,643
“3", Series A, 3.5%, 9/15/2052	1,000,000	744,409
New York, State Mortgage Agency, Homeowner Mortgage Revenue, Series 221, AMT, 3.5%, 10/1/2032	595,000	576,465
New York, State Power Authority Revenue, Series A, 4.0%, 11/15/2055	865,000	814,145
New York, State Power Authority Revenue Green Transmission Project:
Series A, 4.0%, 11/15/2040, INS: AGMC	665,000	652,127
Series A, 4.0%, 11/15/2041, INS: AGMC	585,000	569,372
Series A, 4.0%, 11/15/2042, INS: AGMC	335,000	323,842
New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligated, Junior Lien, Series A, 4.0%, 1/1/2038	500,000	487,914
New York, State Transportation Development Corp. Exempt Facility Revenue, State Thruway Services Area Project, AMT, 4.0%, 10/31/2041	500,000	439,230
New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment, AMT, 4.0%, 10/1/2030	1,000,000	986,631
The accompanying notes are an integral part of the financial statements.

18	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)
New York, State Transportation Development Corp., Special Facilities Revenue, John F. Kennedy International Airport Project, AMT, 3.0%, 8/1/2031, GTY: American Airlines Group, Inc.	1,000,000	887,027
New York, State Transportation Development Corp., Special Facilities Revenue, LaGuardia Airport C & D Redevelopment, AMT, 4.375%, 10/1/2045	1,700,000	1,603,238
New York, State Transportation Development Corp., Special Facilities Revenue, Terminal 4 John F. Kennedy, International Project:
Series A, AMT, 5.0%, 12/1/2034	105,000	110,935
Series A, AMT, 5.0%, 12/1/2036	275,000	285,578
AMT, 5.0%, 12/1/2041	1,525,000	1,567,119
New York, State Urban Development Corp. Personal Income Tax Revenue, Series E4, 3.0%, 3/15/2048	2,000,000	1,502,436
New York, Transportation Development Corp. Special Facility Revenue, Series C, 5.0%, 12/1/2035	575,000	614,459
New York, Triborough Bridge & Tunnel Authority Revenue, Series A, 5.0%, 11/15/2056	1,000,000	1,044,691
New York, Triborough Bridge & Tunnel Authority Revenue, MTA Bridges & Tunnels:
Series B, 5.0%, 5/15/2030	1,000,000	1,123,514
Series C, 5.0%, 5/15/2047	3,000,000	3,184,978
Series A, 5.0%, 11/15/2049	660,000	691,333
New York, TSASC, Inc., Series B, 5.0%, 6/1/2048	1,500,000	1,378,248
New York City, NY, General Obligation:
Series A-1, 5.0%, 9/1/2042	1,000,000	1,071,763
Series A, 5.0%, 8/1/2051	2,000,000	2,117,593
New York City, NY, Housing Development Corp., Multi-Family Housing Revenue, Series A, 3.73% (b), 5/1/2063	1,000,000	995,581
New York City, NY, Industrial Development Agency, Pilot Revenue, Yankee Stadium Project, Series A, 4.0%, 3/1/2045, INS: AGMC	1,000,000	934,298
New York City, NY, Municipal Water Finance Authority Revenue, Series DD, 5.25%, 6/15/2046	2,000,000	2,188,178
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A3, 3.0%, 5/1/2045	3,000,000	2,311,533
Series B1, 5.0%, 11/1/2040	4,000,000	4,021,286
Series E-1, 5.0%, 11/1/2040	3,000,000	3,268,893
Series E-1, 5.0%, 11/1/2041	1,000,000	1,086,219
Series F-1, 5.0%, 2/1/2043	585,000	626,158
Series A, 5.0%, 5/1/2053	2,000,000	2,114,364
New York City, NY, Transitional Finance Authority, Building Aid Revenue, Fiscal 2018, Series S1, 5.0%, 7/15/2035	1,000,000	1,064,178
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	19

	Principal Amount ($)	Value ($)
New York Counties, NY, Tobacco Trust IV, Series A, 5.0%, 6/1/2051	2,000,000	1,829,331
New York, NY, General Obligation:
Series B1, 5.0%, 12/1/2034	2,800,000	2,919,100
Series B-1, 5.25%, 10/1/2043	1,000,000	1,095,457
Series D-1, 5.5%, 5/1/2044	285,000	316,600
Niagara County, NY, Frontier Transportation Authority, Buffalo Niagara International Airport:
Series A, AMT, 5.0%, 4/1/2037	335,000	345,004
Series A, AMT, 5.0%, 4/1/2038	600,000	613,878
Onondaga, NY, Civic Development Corp. Revenue, Le Moyne College Project:
Series B, 4.0%, 7/1/2039	325,000	293,041
Series B, 4.0%, 7/1/2040	290,000	258,545
5.0%, 7/1/2046	450,000	446,761
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, Series A, 5.7%, 1/1/2028 (d)	1,400,000	1,050,000
Oyster Bay, NY, State General Obligation, 4.0%, 2/15/2026	2,000,000	2,033,464
Port Authority of New York & New Jersey:
Series 195, AMT, 5.0%, 10/1/2026	1,125,000	1,168,621
Series 207, AMT, 5.0%, 9/15/2031	3,500,000	3,668,221
Series 197, AMT, 5.0%, 11/15/2034	3,000,000	3,081,730
Port Authority of New York & New Jersey, One Hundred Ninety-Third, Series 193, AMT, 5.0%, 10/15/2035	3,000,000	3,040,541
Suffolk County, NY, General Obligation, Series A, 5.0%, 6/15/2034	525,000	597,492
Suffolk County, NY, Tobacco Asset Securitization Corp., Seies A2, 4.0%, 6/1/2050	1,000,000	876,061
Tompkins County, NY, Development Corp. Revenue, Ithaca College, 5.0%, 7/1/2038	2,865,000	2,898,506
Triborough, NY, Bridge & Tunnel Authority Revenues, Series B, 5.0%, 5/15/2031	1,000,000	1,139,640
Triborough, NY, Bridge & Tunnel Authority Sales Tax Revenue, Series A, 5.0%, 5/15/2045	3,000,000	3,208,341
Triborough, NY, Triborough Bridge & Tunnel Authority Revenue, Series A, 5.0%, 11/15/2038	1,000,000	1,101,186
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute:
Series A, 5.0%, 9/1/2030	405,000	440,595
Series A, 5.0%, 9/1/2031	1,855,000	2,000,818
Westchester County, NY, Tobacco Asset Securitization, Series B, 5.0%, 6/1/2041	2,750,000	2,797,307
Western Nassau County, NY, Water Authority:
Series A, 4.0%, 4/1/2046	300,000	286,587
The accompanying notes are an integral part of the financial statements.

20	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Series A, 4.0%, 4/1/2051	600,000	564,632
Yonkers, NY, Economic Development Corp., Educational Revenue, Charter School of Educational Excellence Project:
Series A, 5.0%, 10/15/2049	640,000	563,722
Series A, 5.0%, 10/15/2050	325,000	284,858
Series A, 5.0%, 10/15/2054	465,000	402,120
Yonkers, NY, General Obligation, Series F, 5.0%, 11/15/2038, INS: BAM	600,000	659,063
Yonkers, NY, Industrial Development Agency, New Community School Project, 4.0%, 5/1/2046	2,655,000	2,462,786
		176,128,951
Guam 0.7%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, Series A, 5.0%, 1/1/2050	145,000	144,326
Guam, International Airport Authority Revenue:
Series A, 3.839%, 10/1/2036	400,000	315,671
Series C, AMT, 6.375%, 10/1/2043	155,000	155,284
Series C, AMT, Prerefunded, 6.375%, 10/1/2043	165,000	165,303
Guam, Power Authority Revenue:
Series A, 5.0%, 10/1/2037	210,000	213,053
Series A, 5.0%, 10/1/2038	190,000	192,259
Series A, 5.0%, 10/1/2040	135,000	136,144
		1,322,040
Puerto Rico 2.2%
Puerto Rico, General Obligation:
Series A1, 4.0%, 7/1/2041	415,135	358,991
Series A1, 4.0%, 7/1/2046	515,217	428,906
Puerto Rico, Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligated Group Project, 5.0%, 7/1/2033	925,000	991,206
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, Zero Coupon, 7/1/2046	8,000,000	2,228,225
		4,007,328
Total Municipal Investments (Cost $192,631,678)		181,458,319

	Shares	Value ($)
Closed-End Investment Companies 0.5%
Nuveen New York AMT-Free Quality Municipal Income Fund (Cost $1,010,393)	98,900	988,011

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	21

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $193,642,071)	99.3	182,446,330
Other Assets and Liabilities, Net	0.7	1,240,447
Net Assets	100.0	183,686,777

(a)
Variable rate demand notes are securities whose interest rates are reset periodically
(usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of August 31, 2023. Date shown reflects the earlier of demand date or stated maturity date.

(b)
Variable or floating rate security. These securities are shown at their current rate as of
August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(c)	When-issued security.
(d)	Defaulted security or security for which income has been deemed uncollectible.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.
AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
BAM: Build America Mutual
GTY: Guaranty Agreement
INS: Insured
LOC: Letter of Credit
NATL: National Public Finance Guarantee Corp.
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

22	|	DWS New York Tax-Free Income Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$181,458,319	$—	$181,458,319
Closed-End Investment Companies	988,011	—	—	988,011
Total	$988,011	$181,458,319	$—	$182,446,330

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	23

Statement of Assets and Liabilities
as of August 31, 2023

Assets
Investment in securities, at value (cost $193,642,071)	$182,446,330
Cash	39,297
Receivable for investments sold	1,967,572
Receivable for Fund shares sold	2
Dividends receivable	1,243
Interest receivable	2,296,231
Other assets	20,081
Total assets	186,770,756
Liabilities
Payable for investments purchased	1,848,961
Payable for investments purchased — when-issued securities	869,126
Payable for Fund shares redeemed	96,426
Distributions payable	58,813
Accrued management fee	43,576
Accrued Trustees' fees	2,790
Other accrued expenses and payables	164,287
Total liabilities	3,083,979
Net assets, at value	$183,686,777
Net Assets Consist of
Distributable earnings (loss)	(17,745,089)
Paid-in capital	201,431,866
Net assets, at value	$183,686,777
The accompanying notes are an integral part of the financial statements.

24	|	DWS New York Tax-Free Income Fund

Statement of Assets and Liabilities as of August 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($76,244,992 ÷ 7,936,086 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.61
Maximum offering price per share (100 ÷ 97.25 of $9.61)	$9.88
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,997,887 ÷ 207,975 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.61
Class S
Net Asset Value, offering and redemption price per share ($97,733,749 ÷ 10,175,643 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.60
Institutional Class
Net Asset Value, offering and redemption price per share ($7,710,149 ÷ 803,169 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.60
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	25

Statement of Operations
for the year ended August 31, 2023

Investment Income
Income:
Interest	$6,737,740
Dividends	1,243
Total income	6,738,983
Expenses:
Management fee	759,589
Administration fee	184,200
Services to shareholders	162,110
Distribution and service fees	203,470
Custodian fee	3,539
Professional fees	87,533
Reports to shareholders	35,763
Registration fees	57,524
Trustees' fees and expenses	9,771
Other	18,858
Total expenses before expense reductions	1,522,357
Expense reductions	(293,846)
Total expenses after expense reductions	1,228,511
Net investment income	5,510,472
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,184,748)
Change in net unrealized appreciation (depreciation) on investments	2,016,353
Net gain (loss)	(3,168,395)
Net increase (decrease) in net assets resulting from operations	$2,342,077
The accompanying notes are an integral part of the financial statements.

26	|	DWS New York Tax-Free Income Fund

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$5,510,472	$6,389,181
Net realized gain (loss)	(5,184,748)	(1,031,233)
Change in net unrealized appreciation (depreciation)	2,016,353	(34,878,785)
Net increase (decrease) in net assets resulting from operations	2,342,077	(29,520,837)
Distributions to shareholders:
Class A	(2,158,072)	(2,368,624)
Class C	(45,688)	(55,915)
Class S	(3,068,165)	(3,706,317)
Institutional Class	(226,208)	(252,267)
Total distributions	(5,498,133)	(6,383,123)
Fund share transactions:
Proceeds from shares sold	30,109,906	98,289,902
Reinvestment of distributions	4,702,548	5,460,455
Payments for shares redeemed	(68,214,248)	(120,978,446)
Net increase (decrease) in net assets from Fund share transactions	(33,401,794)	(17,228,089)
Increase (decrease) in net assets	(36,557,850)	(53,132,049)
Net assets at beginning of period	220,244,627	273,376,676
Net assets at end of period	$183,686,777	$220,244,627

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	27

Financial Highlights
DWS New York Tax-Free Income Fund — Class A
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.72	$11.15	$10.86	$11.00	$10.43
Income (loss) from investment operations:
Net investment income[a]	.27	.25	.26	.28	.30
Net realized and unrealized gain (loss)	(.11 )	(1.43)	.29	(.14 )	.57
Total from investment operations	.16	(1.18)	.55	.14	.87
Less distributions from:
Net investment income	(.27 )	(.25 )	(.26 )	(.28 )	(.30 )
Net realized gains	(.00 )*	—	—	—	(.00 )*
Total distributions	(.27 )	(.25 )	(.26 )	(.28 )	(.30 )
Net asset value, end of period	$9.61	$9.72	$11.15	$10.86	$11.00
Total Return (%)[b,c]	1.64	(10.73)	5.13	1.31	8.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	85	112	108	111
Ratio of expenses before expense reductions (including interest expense) (%)	.91	.90	.92	.92	.98 [d]
Ratio of expenses after expense reductions (including interest expense) (%)	.78	.79	.78	.80	.88 [d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78	.79	.78	.80	.83
Ratio of net investment income (%)	2.77	2.36	2.37	2.59	2.80
Portfolio turnover rate (%)	58	49	31	51	41

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

28	|	DWS New York Tax-Free Income Fund

DWS New York Tax-Free Income Fund — Class C
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.72	$11.15	$10.85	$10.99	$10.43
Income (loss) from investment operations:
Net investment income[a]	.19	.17	.18	.20	.22
Net realized and unrealized gain (loss)	(.11 )	(1.43)	.30	(.14 )	.56
Total from investment operations	.08	(1.26)	.48	.06	.78
Less distributions from:
Net investment income	(.19 )	(.17 )	(.18 )	(.20 )	(.22 )
Net realized gains	(.00 )*	—	—	—	(.00 )*
Total distributions	(.19 )	(.17 )	(.18 )	(.20 )	(.22 )
Net asset value, end of period	$9.61	$9.72	$11.15	$10.85	$10.99
Total Return (%)[b,c]	.88	(11.40)	4.44	.55	7.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	4	7	11
Ratio of expenses before expense reductions (including interest expense) (%)	1.72	1.69	1.71	1.72	1.78 [d]
Ratio of expenses after expense reductions (including interest expense) (%)	1.53	1.54	1.53	1.55	1.63 [d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.54	1.53	1.55	1.58
Ratio of net investment income (%)	2.02	1.61	1.64	1.85	2.06
Portfolio turnover rate (%)	58	49	31	51	41

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	29

DWS New York Tax-Free Income Fund — Class S
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.71	$11.15	$10.85	$10.99	$10.43
Income (loss) from investment operations:
Net investment income[a]	.29	.27	.29	.31	.32
Net realized and unrealized gain (loss)	(.11 )	(1.44)	.30	(.14 )	.56
Total from investment operations	.18	(1.17)	.59	.17	.88
Less distributions from:
Net investment income	(.29 )	(.27 )	(.29 )	(.31 )	(.32 )
Net realized gains	(.00 )*	—	—	—	(.00 )*
Total distributions	(.29 )	(.27 )	(.29 )	(.31 )	(.32 )
Net asset value, end of period	$9.60	$9.71	$11.15	$10.85	$10.99
Total Return (%)[b]	1.89	(10.60)	5.49	1.56	8.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	125	153	163	173
Ratio of expenses before expense reductions (including interest expense) (%)	.70	.73	.75	.75	.81 [c]
Ratio of expenses after expense reductions (including interest expense) (%)	.53	.54	.53	.55	.63 [c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.53	.54	.53	.55	.59
Ratio of net investment income (%)	3.02	2.62	2.63	2.84	3.06
Portfolio turnover rate (%)	58	49	31	51	41

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

30	|	DWS New York Tax-Free Income Fund

DWS New York Tax-Free Income Fund — Institutional Class
	Years Ended August 31,		Period Ended
	2023	2022	8/31/21[a]
Selected Per Share Data
Net asset value, beginning of period	$9.71	$11.14	$10.96
Income (loss) from investment operations:
Net investment income[b]	.29	.27	.21
Net realized and unrealized gain (loss)	(.11 )	(1.43)	.18
Total from investment operations	.18	(1.16)	.39
Less distributions from:
Net investment income	(.29 )	(.27 )	(.21 )
Net realized gains	(.00 )*	—	—
Total distributions	(.29 )	(.27 )	(.21 )
Net asset value, end of period	$9.60	$9.71	$11.14
Total Return (%)[c]	1.90	(10.51)	3.62 **
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	5
Ratio of expenses before expense reductions (%)	.68	.68	.74 ***
Ratio of expenses after expense reductions (%)	.53	.55	.53 ***
Ratio of net investment income (%)	3.02	2.62	2.56 ***
Portfolio turnover rate (%)	58	49	31 [d]

[a]	For the period from December 1, 2020 (commencement of operations) to August 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2021.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	31

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS New York Tax-Free Income Fund (the “Fund” ) is a non-diversified series of Deutsche DWS State Tax-Free Income Series (the “Series” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund

32	|	DWS New York Tax-Free Income Fund

pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Closed-end investment companies for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Closed-end investment companies are generally categorized as Level 1.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or

DWS New York Tax-Free Income Fund	|	33

pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Option Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions, if any, as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued”  in the Statement of Operations.

34	|	DWS New York Tax-Free Income Fund

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
The Fund did not invest in inverse floaters during the period.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
At August 31, 2023, the Fund had net tax basis capital loss carryforwards of approximately $6,772,000, including short-term losses ($937,000) and long-term losses ($5,835,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net

DWS New York Tax-Free Income Fund	|	35

realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed tax-exempt income	$307,049
Capital loss carryforwards	$(6,772,000)
Net unrealized appreciation (depreciation) on investments	$(11,168,476)
At August 31, 2023, the aggregate cost of investments for federal income tax purposes was $193,614,806. The net unrealized depreciation for all investments based on tax cost was $11,168,476. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,359,404 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $12,527,880.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2023	2022
Distributions from tax-exempt income	$5,478,374	$6,354,650
Distributions from ordinary income*	$19,759	$28,473

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification

36	|	DWS New York Tax-Free Income Fund

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.
Purchases and Sales of Securities
During the year ended August 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $109,473,403 and $139,922,990, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.40%
Next $750 million of such net assets	.37%
Next $1.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Over $12.5 billion of such net assets	.25%
Accordingly, for the year ended  August 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate

DWS New York Tax-Free Income Fund	|	37

(exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.
For the period from September 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.80%
Class C	1.55%
Class S	.55%
Institutional Class	.55%
Effective October 1, 2022 through November 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.78%
Class C	1.53%
Class S	.53%
Institutional Class	.53%
For the year ended August 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$103,555
Class C	4,176
Class S	174,743
Institutional Class	11,372
$293,846
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2023, the Administration Fee was $184,200, of which $15,250 is unpaid.

38	|	DWS New York Tax-Free Income Fund

Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2023
Class A	$12,432	$2,027
Class C	421	67
Class S	18,282	2,982
Institutional Class	145	24
	$31,280	$5,100
In addition, for the year ended August 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$41,264
Class C	1,998
Class S	72,731
Institutional Class	5,039
$121,032
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2023
Class C	$17,043	$1,283
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these

DWS New York Tax-Free Income Fund	|	39

services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2023	Annual Rate
Class A	$180,864	$33,830.23%
Class C	5,563	897.24%
	$186,427	$34,727
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2023 aggregated $932.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,785, of which $899 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended August 31, 2023, the Fund engaged in securities purchases of $67,970,000 and securities sales of $54,760,000 with a net gain (loss) on securities sales of $0, with affiliated funds in compliance with Rule 17a-7 under the 1940 Act.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of

40	|	DWS New York Tax-Free Income Fund

the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2023.
E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	687,515	$6,659,684	677,588	$7,012,474
Class C	16,228	156,655	21,080	229,802
Class S	2,188,207	20,670,410	7,939,438	80,613,711
Institutional Class	272,904	2,623,157	958,222	10,433,915
		$30,109,906		$98,289,902
Shares issued to shareholders in reinvestment of distributions
Class A	192,575	$1,851,853	188,723	$1,967,041
Class C	4,339	41,722	4,785	49,839
Class S	271,929	2,612,756	312,642	3,245,397
Institutional Class	20,401	196,217	19,132	198,178
		$4,702,548		$5,460,455
Shares redeemed
Class A	(1,695,541)	$(16,237,963)	(2,147,427)	$(22,001,866)
Class C	(75,994)	(734,648)	(126,505)	(1,296,216)
Class S	(5,109,106)	(48,217,342)	(9,125,653)	(91,782,148)
Institutional Class	(322,266)	(3,024,295)	(574,892)	(5,898,216)
		$(68,214,248)		$(120,978,446)
Net increase (decrease)
Class A	(815,451)	$(7,726,426)	(1,281,116)	$(13,022,351)
Class C	(55,427)	(536,271)	(100,640)	(1,016,575)
Class S	(2,648,970)	(24,934,176)	(873,573)	(7,923,040)
Institutional Class	(28,961)	(204,921)	402,462	4,733,877
		$(33,401,794)		$(17,228,089)

DWS New York Tax-Free Income Fund	|	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS New York Tax-Free Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust” ), including the investment portfolio, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

42	|	DWS New York Tax-Free Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 23, 2023

DWS New York Tax-Free Income Fund	|	43

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

44	|	DWS New York Tax-Free Income Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2023 to August 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS New York Tax-Free Income Fund	|	45

Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/23	$1,013.90	$1,010.00	$1,014.10	$1,015.20
Expenses Paid per $1,000*	$3.96	$7.75	$2.69	$2.69
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/23	$1,021.27	$1,017.49	$1,022.53	$1,022.53
Expenses Paid per $1,000*	$3.97	$7.78	$2.70	$2.70

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS New York Tax-Free Income Fund	.78%	1.53%	.53%	.53%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Of the dividends paid from net investment income for the taxable year ended August 31, 2023, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	|	DWS New York Tax-Free Income Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS New York Tax-Free Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

DWS New York Tax-Free Income Fund	|	47

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective November 19,

48	|	DWS New York Tax-Free Income Fund

2021. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2022. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, effective October 1, 2021, in connection with the 2021 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the

DWS New York Tax-Free Income Fund	|	49

estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers

50	|	DWS New York Tax-Free Income Fund

and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS New York Tax-Free Income Fund	|	51

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

52	|	DWS New York Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS New York Tax-Free Income Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

54	|	DWS New York Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

DWS New York Tax-Free Income Fund	|	55

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

56	|	DWS New York Tax-Free Income Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS New York Tax-Free Income Fund	|	57

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

58	|	DWS New York Tax-Free Income Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KNTAX	KNTCX	SNWYX	DNTIX
CUSIP Number	25158X 500	25158X 708	25158X 807	25158X 799
Fund Number	26	326	2326	1426

DWS New York Tax-Free Income Fund	|	59

222 South Riverside Plaza
Chicago, IL 60606-5808
DNYTF-2
(R-023992-13 10/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS New York Tax-Free income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$47,911	$0	$7,629	$0
2022	$47,911	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,629	$539,907	$0	$547,536
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2023